SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 19, 2001

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                         COMMISSION FILE NUMBER 0-26476

NEVADA                          SAFESCIENCE, INC.            33-0231238
(State of other jurisdiction of (Exact name of registrant as (I.R.S. Employer
incorporation or organization)  specified in its charter)    Identification No.)

                31 St. James Avenue, Boston, Massachusetts    02116
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                (Address of principal executive officers)  (Zip Code)

        Registrant's telephone number, including area code (617) 422-0674
                             ----------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

         On September 19, 2001, SafeScience, Inc. (the "Company") issued a press release announcing it had entered into a sponsored research agreement with the Massachusetts Institute of Technology. The research, conducted by principal investigator Dr. Ram Sasisekharan, will focus on an expanded analysis of GBC-590 and identification of other compounds with promising biochemical and pharmaceutical activity. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit Number                              Description
--------------                              -----------

     99.1          Press Release dated September 19, 2001 issued by the Company.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 21, 2001          By:    /s/ Bradley J. Carver
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                                           Bradley J. Carver
                                           Chief Executive Officer and President